SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

On January 9, 2026, the Company entered into an amendment to its second tranche asset purchase agreement (the “Amended Asset Purchase Agreement”). As revised under this amendment, the proposed asset acquisition transaction will be completed in multiple closings. The initial closing was completed on January 9, 2026 and settled through the issuance of 167,917,734 Class A ordinary shares of the Company to the sellers and/or their assignees. The subsequent closings are expected to be completed in 2026. There can be no assurance that the closing conditions will be satisfied, nor that the proposed asset purchase will be completed. The total mining capacity contemplated under, and the maximum aggregate number of Class A ordinary shares being issued as consideration of, the asset purchase remains the same as set out in the Amended Asset Purchase Agreement.

In January 2026, the Company amended and restated its previously adopted 2025 Share Incentive Plan, as approved and authorized by the board of directors of the Company, effective on December 31, 2025. The maximum aggregate number of ordinary shares of the Company available for grant of awards increased from 45,430,307 under the original 2025 Share Incentive Plan to 164,946,296 under the Amended and Restated 2025 Share Incentive Plan. Other terms of the original 2025 Share Incentive Plan remain substantially the same.

The Group has evaluated other subsequent events through the date of issuance of the consolidated financial statements, the Group did not identify any other subsequent events with material financial impact on the Group’s consolidated financial statements.